UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005 (October 19, 2005)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

≅   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

≅   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

≅   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

≅   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.                 Entry into a Material Definitive Agreement

Item 1.01                  Entry into a Material Definitive Agreement

(a)        Executive Employment Agreements

            On October 19, 2005, Seitel, Inc. ("Seitel") entered into amended and restated employment agreements with each of Robert D. Monson, president and chief executive officer, William Restrepo, chief financial officer, executive vice president and secretary, and Kevin P. Callaghan, chief operating officer and executive vice president (the "Executives").  These employment agreements were amended to provide for all severance amounts to be paid in lump sum rather than periodic payments.  The amended provisions providing for lump sum payment apply upon termination of the Executive without Cause, resignation of the Executive for Good Reason prior to a Change in Control, termination of the Executive on account of Disability, or termination of the Executive as a result of Seitel's election not to extend the Term.  The lump sum payment provisions provide for such payment as soon as administratively feasible after the applicable Date of Termination, but in no event later than two and one-half months after the Date of Termination.  In addition, the existing provision in each Executive's employment agreement providing for lump sum termination payment after a Change in Control was amended to provide that such payment will be made in no event later than two and one-half months after the Date of Termination.  All upper cased terms not defined in this Report on Form 8-K have the meaning ascribed to them in the Executives' employment agreements, which definitions were not amended.

(b)        Non-Employee Director Compensation

            On October 19, 2005, the Board of Directors of Seitel (the "Board") determined that future annual restricted stock awards for non-employee directors shall provide for annual awards of 25,000 restricted shares of Seitel's common stock, par value $.01 per share (the "Common Stock").  These future awards will vest as to one-third of the shares on each of the first, second and third anniversary of the date of grant.  These terms shall be effective with the next annual award of restricted Common Stock to non-employee directors in January 2006.  Prior to these revisions, the annual restricted stock awards for non-employee directors were for a number of shares of Common Stock valued at $20,000 on the date of grant, with vesting on the third anniversary of the date of grant.

(c)        Stock Awards

On October 19, 2005, Seitel made discretionary grants of Common Stock to its named executive officers under the Seitel 2004 Stock Option Plan, as follows:

	Restricted	Unrestricted

Kevin Callaghan, Chief Operating Officer and Executive Vice President	180,000 shares	-

Robert Simon, President-Seitel Data, Ltd.	120,000 shares	-

William Restrepo Chief Financial Officer, Executive Vice President and Secretary	120,000 shares	-

Marcia Kendrick, Senior Vice President, Chief Accounting Officer and Treasurer	80,000 shares	-

Garis Smith, President-Olympic Seismic, Ltd.	48,000 shares	32,000 shares

            With the exception of 32,000 shares of unrestricted Common Stock granted to Garis Smith, all of the above described stock grants consist of restricted shares of Common Stock that vest as to one-third of the shares on each of October 19, 2006, 2007 and 2008.  Each of the restricted Common Stock grants will be 100% vested on the date immediately preceding a change in control, and upon termination resulting from the executive's death or disability.

Section 5.        Corporate Governance and Management

Item 5.03         Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

            On October 19, 2005, the Board amended Section 2.8 (New Business) of Seitel's Amended and Restated Bylaws to revise the advance notice requirements for a stockholder to bring business before an annual meeting of stockholders.  The amendment to Section 2.8 includes:  (1) requiring Seitel's receipt of the stockholder's written notice of proposed business by no later than the tenth day following the day on which Seitel gives public notice of a current year annual meeting if no annual meeting was held in the prior year or if the current year annual meeting has changed by more than 30 days from the prior year; (2) requiring the stockholder to represent in its written notice of proposed business as to whether or not the stockholder has solicited or intends to solicit proxies in support of such proposal; and (3) clarification that the presiding officer of the annual meeting shall have authority to determine whether business brought before the meeting was proposed in accordance with Section 2.8.

            On October 19, 2005, the Board amended Section 3.3 (Nominations) of Seitel's Amended and Restated Bylaws to clarify that stockholders may propose director nominees, and to add advance notice requirements for a stockholder to bring a nomination before a meeting of stockholders or to recommend a nominee to Seitel's Nominating/Corporate Governance Committee.  The amendment to Section 3.3 includes:  (1) requiring Seitel's receipt of the stockholder's written notice of a proposed nominee no later than the date that in the current year corresponds to the 120th day prior to the date Seitel's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; (2) requiring Seitel's receipt of the stockholder's written notice of a proposed nominee no later than the tenth day following the day on which Seitel gives public notice of a current year annual meeting if no annual meeting was held in the prior year or if the current year annual meeting has changed by more than 30 days from the prior year; (3) notwithstanding the notice deadlines described in (1) and (2) to the contrary, if the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for directors or specifying the size of the increased Board at least 130 days prior to the date Seitel's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, a stockholder's written notice shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received no later than the close of business on the tenth day following the day on which such Seitel makes public notice of such increase; (4) in the case of a special meeting of stockholders at which directors are to be elected, requiring Seitel's receipt of the stockholder's written notice of a proposed nominee no later than the tenth day following the day on which Seitel gives public notice of the special meeting; (5) requiring the stockholder's written notice to include certain information, including information required to be disclosed in a proxy statement under the rules of the Securities and Exchange Commission; and (6) clarification that the presiding officer of the meeting shall have authority to determine whether a nomination before the meeting was proposed in accordance with Section 3.3.

            The amendments to Sections 2.8 and 3.3 of the Amended and Restated Bylaws were effective October 19, 2005 (the "Amendments"), and also include revisions to eliminate inconsistencies with other Sections of Seitel's Amended and Restated Bylaws, Seitel's Amended and Restated Certificate of Incorporation, and applicable law.  The summary of the Amendments set forth above is qualified in its entirety by reference to the full text of Sections 2.8 and 3.3 attached to this report as Exhibit 3.1 and incorporated herein by reference.

Section 9.        Financial Statements and Exhibits.

Item 9.01         Financial Statements and Exhibits

(c)        Exhibits

            3.1       Amended Sections 2.8 and 3.3 to Amended and Restated Bylaws of Seitel, Inc., adopted October 19, 2005.

[Signature page follows]

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED this 25th day of October 2005.

                                                                                                          SEITEL, INC.

                                                                                                          By:  /s/ Robert D. Monson

                                                                                                          Robert D. Monson

                                                                                                          President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Bylaws of Seitel, Inc., adopted October 19, 2005.